Page 1 of 7 Second Quarter 2015 Questions and Answers Exhibit 99.2

Page 2 of 7 Forward-Looking Statements This document contains information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” and “Supplementary Data - Disclosures About Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2014, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

Page 3 of 7 1. U. S. Steel's stock has been very volatile. Why is this so and what is U. S. Steel doing to reduce the impact of cyclicality on our results? The global steel industry is a cyclical industry and steel selling prices can change fairly quickly. Our current cost structure is more fixed and stable than many of our competitors. Additionally, our operating configuration has significant leverage to steel selling price and volume changes to both the upside and the downside resulting in significant earnings volatility on a quarter to quarter basis. The volatility of our earnings is also affected by the consistency and reliability of our operations. One objective of our Carnegie Way transformation is to create a lower and more flexible cost structure and more flexible and reliable operations. While we cannot control or reduce the cyclicality of the global steel industry, we can create a lower cost and more flexible business model that will produce stronger and more consistent earnings across industry cycles. 2. Is the Carnegie Way just a cost cutting initiative? No - the Carnegie Way transformation is not just a cost cutting initiative. The Carnegie Way transformation has a purposeful and deliberate focus on delivering customer solutions that reward our stockholders through superior performance with the best talent available. While there has been and will be sustainable cost improvements through process efficiency and investments in reliability centered maintenance, the focus of the Carnegie Way is not just cost cutting. The Carnegie Way focuses on our strengths and where we can create the most value for our stockholders and best serve our customers. If we find we cannot implement changes to our current operating and business practices that create value for our customers which then delivers value to our stockholders, we will exit those underperforming areas of our business. We believe opportunities are greatest where we make money for our stockholders and our customers. When we deliver value for them, we can afford great jobs and benefits for our employees and the communities where we do business. 3. What are the sustainable benefits to U. S. Steel from the Carnegie Way transformation and how much additional upside remains? We are still in the early stages of a multi-year transformation and continue to implement new projects on an ongoing basis. As of the end of the second quarter of 2015 the total benefits announced to date for 2015 are $590 million compared to 2014 as the new base year. As a reminder, we realized $575 million of Carnegie Way benefits in 2014 versus 2013 as the base year.

Page 4 of 7 4. How can investors see the Carnegie Way benefits in our financial results? We performed an internal analysis of our 2014 results, the first year we realized Carnegie Way benefits, compared to 2013 results. We concluded that we are performing better than we would have in prior periods thanks to the progress from our Carnegie Way transformation. Our methodology included removing the price and volume impacts to isolate the cost piece. Next, we deducted major raw materials costs including iron ore, coal, coke, scrap, and natural gas (or in the case of our Tubular segment, substrate costs), which we believe are costs observable to investors. We also excluded depreciation and pension and other post-employment benefits (OPEB), which we disclose. A majority of the remaining costs are costs that we have a more direct control over. Comparing these costs for 2014 versus 2013 on a per ton basis, yields a result that is consistent with the Carnegie Way benefits disclosed in 2014. 5. U. S. Steel has mentioned that there is increased focus on earning economic profit. What is the definition of economic profit? The term profit typically refers to any positive income for a business enterprise. Economic profit is a higher threshold that refers to income in excess of an enterprise’s weighted average cost of capital, which includes the cost of equity in addition to the cost of debt. Economic profit is true value creation as it provides stockholder returns above and beyond the weighted average cost of capital. 6. What is U. S. Steel’s approach to trade cases and how do you determine if one should be filed? The process by which we consider whether to file a potential trade case is complex, constant and lengthy, informed by the requirements set forth in the Tariff Act of 1930, which provides for the right of American industries to petition for relief from imports that are sold in the United States at less than fair value ("dumped") or which benefit from subsidies provided through foreign government programs (Countervailing Duties, or “CVDs”). Under the law, the U.S. Department of Commerce determines whether the dumping or subsidizing exists and, if so, the margin of dumping or amount of the subsidy; the US International Trade Commission determines whether there is material injury or threat of material injury to the domestic industry by reason of the dumped or subsidized imports. The law also requires that the petitioners must represent at least 25% of domestic production and 50% of the domestic production produced by that portion of the industry expressing support for the petition. The petition itself requires the disclosure of all relevant economic factors, including the domestic industry's output, sales, market share, employment, and profits.

Page 5 of 7 Continuously managed by our internal international trade lawyers, a multifaceted U. S. Steel team: Surveys the relevant markets; Triangulates market intelligence; Assesses market trends and data; and Integrates and interprets prevailing legal and political concerns. Then, based on a comprehensive review of all factors and considerations, the team renders an informed, sanguine recommendation whether to proceed, at which time other industry participants are engaged through external counsel to determine if the legal requirements can be met to progress a case. 7. How is U. S. Steel responding to the threat from aluminum in the auto industry? We are focused on providing value-added solutions for our automotive customers. The continuing development of advanced high strength steels (AHSS), particularly those grades commonly referred to as Generation 1 Plus and Generation 3 AHSS, will enable us to continue to provide our automotive customers with a steel intensive total vehicle solution that will enable them to meet the increasing CAFÉ and safety standards for future vehicles at a very attractive and competitive value proposition compared with potential alternative materials. 8. What can we expect to see regarding Reliability Centered Maintenance in its first year? We are in the beginning stages of a multi-year implementation plan of Reliability Centered Maintenance (RCM) at our facilities. We are deploying dedicated resources and RCM principles to all U. S. Steel facilities. The deployment in its first year will entail multiple months of training of our employees as well as the beginning phases of RCM process implementation into our facilities. The RCM process is intended to improve reliability of our facilities, which will in turn improve safety, quality, and service to our customers. 9. What does the replacement of Fairfield’s blast furnace with an electric arc furnace mean for U. S. Steel? On March 19, 2015, U. S. Steel announced the planned construction of a $230 million electric arc furnace (EAF) at Fairfield Works to replace the aging blast furnace at the same site. The EAF construction began in the second quarter of 2015 and is expected to be complete in the third quarter of 2016. The 1.6 million ton capacity EAF will replace a 2.4 million ton blast furnace. The EAF is expected to provide increased flexibility in responding to changes in market conditions and is expected to have lower long term operating and maintenance costs as compared to maintaining the existing blast furnace and related facilities.

Page 6 of 7 10. What are the implications of Fairfield’s EAF on U. S. Steel’s iron ore and coke positions? The EAF slated to be complete in third quarter of 2016 will reduce our iron ore needs by approximately 2.5 to 3 million net tons per year and coke requirements by approximately 750,000 tons per year. In conjunction with the expected reduction in coke requirements, we announced in the first quarter of 2015 the permanent shutdown of aging coke batteries at Granite City and Gary Works. We are in the process of evaluating the options we will have to create value from the iron ore that we will no longer be converting to steel at Fairfield Works. 11. What are the implications of the permanent shutdown of coke batteries at Granite City and Gary Works? In the first quarter of 2015, U. S. Steel announced permanent changes to its coke-making footprint, including the permanent shutdown of existing coke batteries at Granite City and Gary Works. Despite these permanent shutdowns, U. S. Steel remains coke self-sufficient at normal operating levels through the 4.7 million tons of coke-making capacity at its Clairton Plant and the long-term coke supply agreement with Gateway Energy & Coke Company LLC. 12. Why did U. S. Steel move to annual guidance? We introduced quantitative annual earnings guidance for 2015 to better align with our Carnegie Way transformation. Carnegie Way is focused on value creation from sustained improvement in earnings power throughout the business cycle and to achieve our ultimate goal of delivering economic profit. A short-term, quarter-to-quarter mentality is contrary to the foundations of our multi-year Carnegie Way journey. By guiding long-term we can provide all of our stakeholders with a more informed view of our earnings potential. 13. What actions is U. S. Steel taking to address current market conditions? U. S. Steel has been quick to react to significant changes in market conditions. Earlier this year, management reduced operating levels to match the company’s order book and issued Worker Adjustment and Retraining Notifications (WARN notices) to applicable facilities to allow for temporary employee layoffs as quickly as may be required. On our 2Q earnings call, we announced that these short-term actions would reduce costs by at least $175 million in the last two quarters.

Page 7 of 7 14. What are Worker Adjustment and Retraining Notifications (WARN notices) and what impact do they have on U. S. Steel operations? WARN notices alert workers, their families, and communities of a potential plant closing or mass layoffs. WARN notices require employers with 100 or more employees to provide 60 days notice to employees in advance of plant closing or mass layoffs. The number of WARN notices issued is not the definitive number of employees who will be laid off, but instead are issued to an employee that may potentially be impacted. WARN notices issued in the first half of 2015 at several U. S. Steel plants provide U. S. Steel with the flexibility to adjust operating levels based on changing market conditions. Operations can be curtailed or idled without the issuance of WARN notices if employees will not be laid off. 15. How do current low oil prices impact U. S. Steel and its longer-term strategy? Low energy prices are negatively impacting some of our customers in North America. U.S. drillers are dropping rig counts in an attempt to balance drilling budgets. Subsequently, end- users and distributors are scaling back purchases as they align inventories with lower future demand projections. There are also energy oriented hot rolled customers in our Flat-Rolled segment who are scaling back purchases as they also align order rates and inventories with lower future demand projections. Our market strategy in the Tubular segment remains the same. We will continue to work closely with our distributors and customers to meet their tubular needs while continuing our development of a full suite of premium and semi-premium connections. Our relationships with customers remain strong and support on-going development which will allow us to be prepared when market conditions improve. 16. How is a stronger dollar impacting U. S. Steel’s results? A stronger U.S. dollar is one of the factors that are contributing to the extremely high level of direct and indirect steel imports into the U.S. market, threatening domestic prices and volumes. In addition, a stronger dollar versus the euro negatively impacts our reported earnings attributable to our European segment. 17. Has the conflict in Ukraine caused anything to change in USSK’s supply chain for raw materials that should concern investors? We monitor the situation daily and are in constant communications with our suppliers and customers. Our supply of raw materials continues to flow on a normal basis. We have also put several risk mitigation measures into place.